EXHIBIT 10.1


                                12,500,000 Units



                             Churchill Ventures Ltd.



                             UNDERWRITING AGREEMENT
                             ----------------------

                                                              New York, New York
                                                               February 28, 2007

Banc of America Securities LLC,
       As Representative of the Several Underwriters
40 W. 57th Street, 30th Floor
New York, New York 10019
Ladies and Gentlemen:

         Churchill Ventures Ltd., a Delaware corporation (the "Company"), proposes to sell to the several underwriters named on Schedule II hereto for which Banc of America Securities LLC is acting as representative (in such capacity, the "Representative") an aggregate of 12,500,000 units (the "Units"), with each unit consisting of one share (the "Unit Shares") of the Company's common stock, $.001 par value (the "Common Stock"), and one warrant (the
"Warrants") to purchase Common Stock (the "Firm Units"). The Company also proposes to sell at the Underwriters' option an aggregate of up to 1,250,000 additional units of the Company (the "Option Units" and together with the Firm Units, the "Units") as set forth below. The terms of the Warrants are provided for in the form of the Warrant Agreement (defined herein). The Units, the Unit Shares, the Warrants and the Common Stock underlying the Warrants (the "Warrant Shares," and, together with the Unit Shares, the "Shares") are herein collectively called the "Securities."

         The Unit Shares and the Warrants included in the Units will not be separately transferable until five business days following the earlier of the expiration or termination of the Underwriters' over-allotment option (as described below) or the exercise in full of such option, subject to (a) the preparation of an audited balance sheet of the Company reflecting receipt by the Company of the proceeds of the offering and the filing of such audited balance sheet with the Securities and Exchange Commission (the "Commission") on a Form 8-K or similar form by the Company which includes such balance sheet and (b) the Company issuing a press release announcing when such separate trading will begin. Each Warrant entitles its holder, upon exercise, to purchase one Warrant Share for $6.00 during the period commencing on the later of the consummation by the Company of its "Business Combination" or one year from the effective date of the Registration Statement (as hereinafter defined) under the Act (as hereinafter defined) and terminating on the four-year anniversary of the Effective Date. As used herein, the term "Business Combination" (as described more fully in the Registration Statement) shall mean the Company's initial acquisition of one or more operating businesses through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination in the communications, media or technology industries.

         The Company and the Representative agree that up to 600,000 of the Firm Units to be purchased by the Representative (the "Directed Units") shall be reserved for sale at the initial public offering price by the Representative to certain eligible friends, directors or officers of the Company (collectively, the "DSP Participants"), as part of the distribution of the Units by the Representative (the "Directed Unit Program") subject to the terms of this agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. Banc of America Investment Services, Inc. or its designee, Legend Merchant Group (collectively, "BAI") shall be selected to process the sales to the DSP Participants under the Directed Unit Program. To the extent that such Directed Units are not orally confirmed for purchase by the DSP Participants by 8:00 A.M. New York City time on the first business day after the date of this Agreement, such Directed Units may be offered to the public as set forth in the Prospectus (as defined below). The Company has supplied BAI with the names, addresses and telephone numbers of the individuals or other entities that the Company has designated to be participants in the Directed Units Program.

         The Company has entered into an Investment Management Trust Agreement, dated as of the date hereof, with JPMorgan Chase Bank, NA (the "Trustee"), as trustee, in substantially the form filed as an exhibit to the Registration Statement (the "Trust Agreement"), pursuant to which certain proceeds of the offering of the Securities will be deposited and held in a trust account (the "Trust Account") for the benefit of the Company and holders of the Firm Units and the Option Units, if and when issued.

         The Company has entered into a Warrant Agreement, dated as of the date hereof, with respect to the Warrants with Continental Stock Transfer & Trust Company (the "Warrant Agent"), as warrant agent, in substantially the form filed as an exhibit to the Registration Statement (the "Warrant Agreement"), pursuant to which the Warrant Agent will act as warrant agent in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants and the Private Placement Warrants (as hereinafter defined).

         The Company has entered into Amended and Restated Subscription Agreements, effective as of July 6, 2006 (the "Subscription Agreements"), with Churchill Capital Partners LLC ("CCP"), Thomas Baxter, Shraga Brosh and Gerhard Weisschadel (the "Initial Stockholders"), pursuant to which the Initial Stockholders have purchased an aggregate of 3,125,000 shares of Common Stock (the "Founder Shares") at an aggregate price of $15,625.

         The Company has entered into a Warrant Purchase Agreement, dated as of September 5, 2006, with CCP, and a Warrant Purchase Agreement, dated as of February 12, 2007 with CCP (collectively, the "Warrant Purchase Agreement"), pursuant to which CCP has agreed to purchase an aggregate of 5,000,000 Warrants (the "Private Placement Warrants") for a price per Warrant of $1.00, for a total of $5,000,000, in a private placement to be completed prior to the offering of the Units (the "Private Placement"). The Private Placement Warrants possess terms identical to the Warrants underlying the Units sold to the public in the offering except with respect to the redemption thereof and certain transfer restrictions applicable thereto, as set forth in the Warrant Purchase Agreement.


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

         The Company has entered into an agreement (the "Services Agreement") with CCP, the Company's principal stockholder, pursuant to which the Company will pay an aggregate monthly fee of $7,500 for general and administrative services, including office space, utilities and secretarial support for a period of up to twenty-four (24) months following the Effective Date, terminating upon the completion of a Business Combination.

         The Company has entered into a Registration Rights Agreement, dated as of the date hereof, in substantially the form filed as an exhibit to the Registration Statement (the "Registration Rights Agreement"), pursuant to which the Company has granted certain registration rights in respect of the Founder Shares, the Private Placement Warrants and the Common Stock underlying the Private Placement Warrants.

         The Company has caused to be duly executed and delivered letters by each Initial Stockholder and each of the Company's directors, officers and special advisors, filed as exhibits to the Registration Statement (as the same may be amended or supplemented from time to time, the "Insider Letters"), pursuant to which each of the Initial Stockholders and each of the Company's directors, officers and special advisors agrees to certain matters, including but not limited to, certain matters relating to the voting of shares of Common Stock owned by them, if any, and certain other matters described as being agreed to by them under the "Proposed Business" section of the Statutory Prospectus (as defined below) and the Prospectus.

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each of the Underwriters as follows:

                  (a) A registration statement on Form S-1 (File No. 333-135741) with respect to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to the Representative. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A or 430C under the Act and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any


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

documents incorporated by reference therein, and, in the case of any reference herein to the Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Act, and prior to the termination of the offering of the Securities by the Underwriters. The Company has filed with the Commission a Form 8-A (File Number 001-33327) providing for the registration under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of the Securities.

                  (b) The Units, the Warrants and the Common Stock have been duly listed, and admitted and authorized for trading, subject only to official notice of issuance, on the American Stock Exchange, and the Company knows of no reason or set of facts which is likely to adversely affect such approval. Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus relating to the proposed offering of the Securities or has instituted or, to the Company's knowledge, threatened to institute any proceedings with respect to such an order. Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the effectiveness of the Registration Statement and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or is pending or is contemplated or threatened by the Commission.

                  (c) As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date (each such term as defined below), as the case may be, the Statutory Prospectus (as defined below) and the information included in Schedule I hereto all included together (collectively, the "General Disclosure Package") did not and will not include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the General Disclosure Package, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriters, specifically for use therein, it being understood and agreed that the only such information is that described in Section 12 herein. As used in this subsection and elsewhere in this Agreement:

                           (i) "Applicable Time" means 4:30 pm (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representative.

                           (ii) "Statutory Prospectus" as of any time means the Preliminary Prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time.

                  (d) The agreements and documents described in the Registration Statement, the Statutory Prospectus and the Prospectus conform, to the extent described therein, in all material respects to the descriptions thereof contained therein. There is no franchise, contract or other document of a character required to be described in the Registration Statement, Statutory Prospectus or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required (and the Statutory Prospectus contains in all material respects the same


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

description of the foregoing matters contained in the Prospectus); and the statements in the Statutory Prospectus and the Prospectus under the headings "Principal Stockholders," "Certain Relationships and Related Transactions," "Description of Securities" and "Legal Matters" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

                  (e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the
Prospectus. The Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification. The Company has no subsidiaries, direct or indirect.

                  (f) The information set forth under the caption "Capitalization" in the Registration Statement and the Prospectus is true and correct. All of the Securities conform to the description thereof contained in the Registration Statement and the Prospectus. The form of certificates for the Securities is in valid and sufficient form.

                  (g) All issued and outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable. The offers and sales of the outstanding Common Stock were at all relevant times either registered under the Act, the applicable state securities and Blue Sky laws (or the laws and regulations of jurisdictions outside the United States in which Directed Units are offered) or, based in part on the representations and warranties of the purchasers of such shares of Common Stock, exempt from such registration requirements. The holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for securities; and, except as set forth in the Statutory Prospectus and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                  (h) The Unit Shares have been duly authorized and, when executed by the Company and countersigned, and issued and delivered against payment therefor by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and non-assessable. The holders of such Common Stock are not and will not be subject to personal liability by reason of being such holders; such Common Stock is not and will not be subject to any preemptive or other similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of such Common Stock (other than such execution, countersignature and delivery at the time of issuance) has been duly and validly taken.

                  (i) The Warrants included in the Units, when executed, authenticated, issued and delivered in the manner set forth in the Warrant Agreement against payment therefor by the Underwriters pursuant to this Agreement, will be duly authorized, duly executed, authenticated, issued and delivered, and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting


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

creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (j) The Warrant Shares have been duly authorized and, when executed by the Company and countersigned and issued and delivered against payment therefor pursuant to the Warrants and the Warrant Agreement, will be validly issued, fully paid and non-assessable. The holders of such Common Stock are not and will not be subject to personal liability by reason of being such holders; such Common Stock is not and will not be subject to any preemptive or other similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of such Common Stock (other than such execution, countersignature and delivery at the time of issuance) has been duly and validly taken.

                  (k) The Initial Stockholders have waived any and all rights and claims they may have with respect to the Founder Shares to participate in any distributions occurring upon the Company's failure to consummate a Business Combination.

                  (l) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

                  (m) The Trust Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (n) The Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (o) The Warrant Purchase Agreement has been duly authorized, executed and delivered by the Company and CCP, and is a valid and binding agreement of the Company and CCP, enforceable against the Company and CCP in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability. The entire $5,000,000 of proceeds from the sale of the Private Placement Warrants has been deposited in the Trust Account in accordance with the terms of the Warrant Purchase Agreement.

                  (p) Each Subscription Agreement has been duly authorized, executed and delivered by the Company and the respective Initial Stockholder, and is a valid and binding agreement of the Company and the respective Initial Stockholder, enforceable against the Company and such Initial Stockholder in accordance with its terms except as the enforceability


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

thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (q) The Services Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (r) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (s) Each of the Insider Letters has been duly authorized, executed and delivered by each of the individuals party thereto and is a valid and binding agreement of each of such parties, enforceable against each of them in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (t)      The   Registration   Statement   contains,   and  the
Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations. Neither the Commission nor any state regulatory authority has issued an order preventing or suspending the use of any Preliminary Prospectus or the Prospectus relating to the proposed offering of the Units, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or to the Company's knowledge, threatened by the Commission or any state regulatory authority (or any regulatory authority in any jurisdiction outside the United States in which Directed Units are offered). To the knowledge of the Company, neither the Commission nor any state regulatory authority has issued any order preventing or suspending the effectiveness of the Registration Statement and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or is pending or is contemplated or threatened by the Commission. The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any of the Underwriters, specifically for use therein, it being understood and agreed that the only such information is that described in
Section 12 herein.


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

                  (u) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus and the Prospectus.

                  (v) The financial statements of the Company, together with related notes and schedules as set forth in the Registration Statement and the Prospectus, present fairly the financial position and the results of operations and cash flows of the Company at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting ("GAAP"), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The Company does not have any material liabilities or obligations, direct or contingent (including any off balance sheet obligations or any "variable interest entities" within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement or the Prospectus that are not included as required.

                  (w) Eisner LLP ("Eisner"), who has certified the financial statements that are filed with the Commission as part of the Registration Statement and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the "PCAOB"). Eisner has not, during the periods covered by the financial statements included in the Statutory Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

                  (x) The Company is not aware of (i) any material weakness in its internal control over financial reporting or (ii) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

                  (y) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the American Stock Exchange thereunder (the "Sarbanes-Oxley Act") is applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the


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

Company is required to comply and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which will become applicable to the Company.

                  (z) The Company has good and marketable title to all of the properties and assets reflected in the financial statements hereinabove described or described in the Registration Statement and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement and the Prospectus or which are not material in amount. The Company occupies its leased properties under valid and binding leases.

                  (aa) The Company has filed all Federal, State, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by it to the extent that such taxes have become due. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

                  (bb) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as each may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement and the Prospectus, as each may be amended or supplemented. The Company has no material contingent obligations which are not disclosed in the Company's financial statements which are included in the Registration Statement and the Prospectus.

                  (cc) There is no action, suit, claim or proceeding pending, or to the knowledge of the Company threatened, against the Company or, pending, or to the knowledge of the Company threatened, against any of the Company's stockholders immediately prior to the offering of the Units, before any court or administrative agency or otherwise which if determined adversely to the Company would either (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a "Material Adverse Effect"), except as set forth in the Registration Statement and the Prospectus.

                  (dd)     The Company is not,  nor with the giving of notice or
lapse of time or both, will it be, (i) in violation of its certificate of incorporation, by-laws or other organizational documents or (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to this clause (ii), which violation or default would have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, or of the certificate of incorporation or by-laws of the Company or any law, order, rule or regulation judgment, order, writ or decree applicable to the Company of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction.

                  (ee) The Company possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  (ff) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement, the Trust Agreement, the Warrant Agreement, the Subscription Agreements, the Warrant Purchase Agreement, the Registration Rights Agreement, the Services Agreement and the Insider Letters and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the NASD, or such additional steps as may be necessary to qualify the Securities for public offering by the Underwriters under state securities or Blue Sky laws or the laws and regulations of jurisdictions outside the United States in which Directed Units are offered) has been obtained or made and is in full force and effect.

                  (gg) Neither the Company nor any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Securities.

                  (hh) The Company is not nor, after giving effect to the offering and sale of the Securities contemplated hereunder and the application of the net proceeds from such sale as described in the Prospectus, will not be an "investment company" within the meaning of such term under the Investment Company Act of 1940 as amended (the "1940 Act"), and the rules and regulations of the Commission thereunder.

                  (ii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (jj) The Company has established and maintains "disclosure controls and procedures" (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company's "disclosure controls and procedures" are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Exchange Act, and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chairman and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

                  (kk) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

                  (ll) The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company's knowledge, threatened.

                  (mm) Neither the Company nor any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

                  (nn) The Company does not carry, and is not covered by, insurance.

                  (oo) The Securities have been approved for listing subject to notice of issuance on the American Stock Exchange.

                  (pp)     There   are   no   relationships   or   related-party
transactions involving the Company or any other person required to be described in the Prospectus which have not been described as required.

                  (qq) The Company has not made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which violation is required to be disclosed in the Prospectus.

                  (rr) (i) The Registration Statement, the Prospectus, the General Disclosure Package and any Preliminary Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus, the General Disclosure Package or any Preliminary Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Unit Program, and (ii) no authorization, approval, consent, license, order registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Units are offered outside the United States.

                  (ss) The Company has not offered, or caused the Underwriters or their affiliates to offer, Units to any person pursuant to the Directed Unit Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

                  (tt) The execution, delivery, and performance by the Company of this Agreement, the Warrant Agreement, the Trust Agreement, the Subscription Agreements, the Warrant Purchase Agreement, the Registration Rights Agreement and the Services Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party except pursuant to the Trust Agreement; (ii) result in any violation of the provisions of the certificate of incorporation or the by-laws of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business.

                  (uu) To the knowledge of the Company, all information contained in the questionnaires completed by the Initial Stockholders and the directors, officer and special advisors and provided to the Representative as an exhibit to his or her Insider Letter is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by each Initial Stockholder, director, officer and special advisor to become inaccurate and incorrect in any material respect.

                  (vv)     Except as described in the Statutory  Prospectus  and
the  Prospectus,  there  are  no  claims,  payments,  arrangements,   contracts,
agreements or understandings relating to the payment of a brokerage commission or finder's, consulting, origination or similar fee by the Company or any Initial Stockholder with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or any Initial Stockholder that may affect the Underwriters' compensation, as determined by the NASD.

                  (ww) Except as disclosed in the Registration Statement and the Prospectus, to the knowledge of the Company, no Initial Stockholder, employee, officer or director of the Company is subject to any non-competition or non-solicitation agreement with any employer or prior employer which could materially adversely affect his ability to be an Initial Stockholder, employee, officer and/or director of the Company.

                  (xx) The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder's fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any NASD member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any NASD member, within the 12 months prior to the Effective Date.

                  (yy) None of the net proceeds of the offering will be paid by the Company to any participating NASD member or its affiliates, except as specifically authorized herein or except as may be paid in connection with an initial Business Combination and/or one or more other transactions after the initial Business Combination, including without limitation in connection with the payment of investment banking fees, fees in connection with fairness opinions and the like.

                  (zz) Based on questionnaires distributed to such persons, no officer, director or any beneficial owner of the Company's unregistered securities has any direct or indirect affiliation or association with any NASD member. The Company will advise the Representative if it learns that any officer or director is or becomes an affiliate or associated person of an NASD member participating in the offering.

                  (aaa) There are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement and the Prospectus that have not been described as required.

                  (bbb) Upon delivery and payment for the Firm Units on the Closing Date, the Company will not be subject to Rule 419 under the Act and none of the Company's outstanding securities will be deemed to be a "penny stock" as defined in Rule 3a-51-1 under the Exchange Act.

                  (ccc) The Company does not have any specific Business Combination under consideration and the Company does not (nor has anyone on its behalf) contacted any prospective acquisition candidate or had any discussions, formal or otherwise, with respect to such a transaction.

                  (ddd)    The Company  has not  prepared or used an Issuer Free
Writing Prospectus, as such term is defined in Rule 433 under the Act in connection with the offering of the Units.

         2.       PURCHASE, SALE AND DELIVERY OF THE FIRM SECURITIES.

                  (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the several Underwriters and the Underwriters agree severally and not jointly, to purchase, at a price of $7.72 per unit (including $0.28 per Firm Unit to be held in the Trust Account as deferred discount and commissions (the "Deferred Underwriting Discount")), the number of Firm Units set forth on Schedule II subject to adjustments in accordance with
Section 9 hereof.

                  (b) Payment for the Firm Units to be sold hereunder is to be made in Federal (same day) funds against delivery of certificates therefor to the Representative for the several accounts of the Underwriters. Such payment and delivery are to be made through the facilities of The Depository Trust Company, New York, New York ("DTC") at 10:00 a.m., New York time, on the third business day after the date of this Agreement (or the fourth business day following the date of this Agreement, if the Registration Statement is declared effective after 4:30 p.m., New York time) or at such other time and date not later than five business days thereafter as the Representative and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.) Payment for the Firm Units shall be made on the Closing Date by wire transfer in Federal (same day) funds, as follows: ninety-five million dollars ($95,000,000) (without giving effect to the over-allotment option) of the proceeds received by the Company for the Firm Units shall be deposited in the Trust Account (including three million five hundred thousand dollars ($3,500,000) to be held in the Trust Account as Deferred Underwriting Discount) and the remaining one million five hundred thousand dollars ($1,500,000) (representing $950,000 of the proceeds not required to be held in the trust account and $550,000 of offering expenses) of the proceeds shall be paid to the Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Underwriters) representing the Firm Units (or through the facilities of DTC) for the several accounts of the Underwriters. The Firm Units shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two full business days prior to the Closing Date. The Company will permit the Representative to examine and package the Firm Units for delivery at least one full business day prior to the Closing Date.

                  (c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase the Option Units at the price per unit as set forth in the first paragraph of this
Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by the Representative, to the Company setting forth the number of Option Units as to which the Underwriters are exercising the option and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Units are to be delivered shall be determined by the Representative but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The option with respect to the Option Units granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Units by the Underwriters. The Representative may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Units shall be made on the Option Closing Date in Federal (same day funds) through the facilities of DTC drawn to the order of the Company. Payment for the Option Units shall be made on the Option Closing Date by wire transfer in Federal (same day) funds, as follows: $7.72 per Option Unit sold shall be deposited in the Trust Account pursuant to the Trust Agreement (including $0.28 per Option Unit to be held in the Trust Account as Deferred Underwriting Discount) upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Option Units sold (or through the facilities of
DTC) for the several accounts of the Underwriters.

         3.       OFFERING BY THE UNDERWRITERS.

         It is understood that the Underwriters are to make a public offering of the Firm Units as soon as the Representative deems it advisable to do so. The Firm Units are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representative may from time to time thereafter change the public offering price and other selling terms.

         4.       COVENANTS OF THE COMPANY.

         The Company covenants and agrees with each of the Underwriters that:

                  (a) The Company will (A) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A and 430C under the Act, and (B) not file any amendment to the Registration Statement or distribute an amendment or supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Securities by the Underwriters.

                  (b)      The Company will advise the  Representative  promptly
(A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission,
(C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act. The Company will use its best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.

                  (c) The Company will cooperate with the Underwriters in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions as the Representative may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Securities.

                  (d) The Company will deliver to, or upon the order of, the Underwriters, from time to time, as many copies of any Preliminary
Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the "Prospectus Delivery Period") is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request. The Company will deliver to the Representative at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representative such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representative may reasonably request.

                  (e) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Units as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by the Underwriters or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriter, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not be misleading, or so that the Prospectus will comply with the law.

                  (f) If the General Disclosure Package is being used to solicit offers to buy the Units at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Representative, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package.

                  (g) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act and will advise the Representative in writing when such statement has been so made available.

                  (h) Prior to the Closing Date, the Company will furnish to the Underwriter, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

                  (i) The Company hereby agrees that until the Company consummates a Business Combination, it shall not issue any shares of Common Stock or any options or other securities convertible into Common Stock, or any shares of preferred stock which participate in any manner in the Trust Account or which vote as a class with the Common Stock on the Business Combination.

                  (j) The Company will use its best efforts to effect and maintain the listing of the Securities on the American Stock Exchange. For a period of at least four years from the Effective Date, or until such earlier time upon which the Company is required to be liquidated, the Company will use its best efforts to maintain the registration of the Units, Common Stock and Warrants under the provisions of the Exchange Act. The Company will not deregister the Units under the Exchange Act without the prior written consent of the Underwriter.

                  (k) The Company shall apply the net proceeds of its sale of the Securities as set forth in the Registration Statement and the Prospectus and shall file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

                  (l) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

                  (m) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

                  (n) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

                  (o) In connection with the Directed Unit Program, the Company will comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in with the Directed Units are offered in  connection  with the  Directed  Unit  Program
and ensure that the Directed Units will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. BAI will notify the Company as to which DSP Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Directed Units, the Company agrees to reimburse the Underwriters and BAI for any reasonable expense (including, without limitation, legal expenses) they incur in connection with such release.

                  (p) In no event will the fees payable under the Services Agreement be more than $7,500 per month in the aggregate.

                  (q) Except as set forth in this paragraph 4(q), the Company shall not pay any Initial Stockholder or any of their affiliates any fees or compensation from the Company, for services rendered to the Company prior to, or in connection with, the consummation of a Business Combination; provided that the Initial Stockholders shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

                  (r) The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of any of the Securities outstanding from time to time.

                  (s) Prior to the consummation of a Business Combination or the liquidation of the Trust Account, the Company shall not issue any shares of Common Stock, Warrants or any options or other securities convertible into Common Stock, or any shares of preferred stock which participate in any manner in the Trust Account or which vote as a class with the Common Stock on a Business Combination.

                  (t) The Company agrees that it will use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination.

                  (u) The Company hereby agrees that prior to commencing its due diligence investigation of any operating business which the Company seeks to acquire for its initial Business Combination ("Target Business") or obtaining the services of any vendor or service provider or other entity, it will use its best efforts to cause the Target Business or vendor or service provider or other entity with which the Company executes an agreement to execute a waiver letter in the form attached hereto as Exhibit A and Exhibit B. It is understood that the Company may not be able to obtain such letters in some or all circumstances and that, nonetheless, the Company may still proceed with such due diligence investigations and enter into agreements with such parties or obtaining of services, as applicable. In the event that a vendor or Target Business refuses to enter into such a waiver letter, the Company may engage such vendor or commence due diligence investigations of, or enter into discussions with, such Target Business, provided the Company determines that it would be unable to obtain, on reasonable terms, substantially similar services or opportunities from another entity willing to enter into such a waiver.

                  (v) Prior to the consummation of the initial Business Combination, the Company will submit such transaction to the Company's stockholders for their approval ("Business Combination Vote") even if the nature of the acquisition is such as would not ordinarily require stockholder approval under applicable state law; and in the event that the Company does not effect a Business Combination within 18 months from the consummation of this offering (subject to extension for an additional six-month period, as described in the Statutory Prospectus and the Prospectus), the Company will promptly adopt a plan of dissolution and distribution of its assets and initiate procedures for its dissolution. Upon the approval of the stockholders of the Company's dissolution and plan of distribution of assets, the Company will distribute to all holders of the Common Stock issued as part of the Units in this offering ("IPO Shares") an aggregate sum equal to the Company's "Liquidation Value." The Company's "Liquidation Value" shall mean the amount of funds in the Trust Account (including (a) the proceeds held in the Trust Account from this Offering and the Private Placement, (b) the amount held in the Trust Account representing the Deferred Underwriting Discount and (c) any interest income earned on the funds held in the Trust Account, net of taxes payable and less amounts that have been distributed to the Company as described in the Registration Statement and Prospectus to cover a portion of the operating expenses of the Company). Only holders of IPO Shares shall be entitled to receive liquidating distributions and the Company shall pay no liquidating distributions with respect to any other shares of capital stock of the Company. With respect to the initial Business Combination Vote, the Company shall cause the Initial Stockholders to vote all their IPO Shares and any other shares of Common Stock held by them, whenever and however acquired, in accordance with the vote of a majority of the Public Stockholders (as defined below). At the time the Company seeks approval of the initial Business Combination, the Company will offer to each holder of IPO Shares (the "Public Stockholders") the right to convert their IPO Shares at a per share conversion price (the "Conversion Price"), calculated as of two business days prior to the consummation of such proposed Business Combination, equal to (A) the amount in the Trust Account inclusive of (x) the proceeds from this Offering and the Private Placement held in trust, (y) any interest income earned on the funds held in the Trust Account and (z) the Deferred Underwriting Discount but exclusive of (1) taxes payable on any amount in the Trust Account and (2) $1.35 million, net of taxes, of interest earned on the Trust Account that have been released to the Company to cover a portion of its operating expenses divided by (B) the total number of IPO Shares. If a majority of the shares voted by the holders of IPO Shares are voted to approve the initial Business Combination, and if holders of less than 20% in interest of the IPO Shares vote against such approval of a Business Combination and elect to convert their IPO Shares, the Company may, but will not be required to, proceed with such Business Combination. If the Company elects to so proceed, it will convert shares, based upon the Conversion Price, from those holders of IPO Shares who affirmatively requested such conversion and who voted against the Business Combination. Only Public Stockholders shall be entitled to receive distributions from the Trust Account in connection with the approval of an initial Business Combination, and the Company shall pay no distributions with respect to any other holders or shares of capital stock of the Company. If holders of 20% or more in interest of the IPO Shares vote against approval of a potential Business Combination and elect to convert their IPO Shares, the Company will not proceed with such Business Combination and will not convert such shares.

                  (w) The Company agrees that the initial Target Business that it acquires in a Business Combination must have a fair market value equal to at least 80% of the Company's net assets (all of the Company's assets, including the amount in the Trust Account excluding the Deferred Underwriting Discount (including any portion of the Deferred Underwriting Discount that relates to the Option Units) less the Company's liabilities), at the time of such acquisition. The fair market value of such business must be determined by the Board of Directors of the Company based upon standards generally accepted by the financial community, such as (and not by means of limitation) actual and potential sales, earnings and cash flow and book value. If the Board of Directors of the Company is not able to independently determine that the Target Business has a fair market value of at least 80% of the Company's net assets (all of the Company's assets, including the amount in the Trust Account excluding the Deferred Underwriting Discount (including any portion of the discount that relates to the Option Units) less the Company's liabilities) at the time of such Business Combination, the Company will obtain an opinion from an unaffiliated, independent investment banking firm which is a member of the NASD with respect to the satisfaction of such criteria. The Company is not required to obtain an opinion from an investment banking firm as to the fair market value of the target business if the Company's Board of Directors independently determines that the target business does have sufficient fair market value.

                  (x) Upon the consummation of the initial Business Combination, the Company will pay to the Underwriter, the Deferred Underwriting Discount less $0.28 per IPO Share converted. Payment of the Deferred Underwriting Discount will be made out of the proceeds of this offering held in the Trust Account. The Underwriters shall have no claim to payment of any interest earned on the portion of the proceeds held in the Trust Account representing the Deferred Underwriting Discount. If the Company fails to consummate its initial Business Combination within the required time period set forth in the Registration Statement, the Deferred Underwriting Discount will not be paid to the Underwriters and will, instead, be included in the liquidation distribution of the proceeds held in the Trust Account made to the holders of the IPO Shares (as defined in Section 4(v) above). In connection with any such liquidation distribution, the Underwriters will forfeit any rights or claims to the Deferred Underwriting Discount, including any accrued interest thereon.

                  (y) In the event any person or entity (regardless of any NASD affiliation or association) is engaged to assist the Company in its search for a merger candidate or to provide any other merger and acquisition services, the Company will provide the following to the NASD and the Representative prior to the consummation of the Business Combination: (i) complete details of all services and copies of agreements governing such services; and (ii)
justification as to why the person or entity providing the merger and acquisition services should not be considered an "underwriter and related person" with respect to the Company's initial public offering, as such term is defined in Rule 2710 of the NASD's Conduct Rules. The Company also agrees that proper disclosure of such arrangement or potential arrangement will be made in the proxy statement which the Company will file for purposes of soliciting stockholder approval for the Business Combination.

         5.       COSTS AND EXPENSES.

         The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Listing Application; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the NASD of the terms of the sale of the Units; the Listing Fee of the American Stock Exchange; the costs and expenses (including without limitation any damages or other reasonable amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Units made by the Underwriters caused by a breach of the representation in Section 1(c); and all costs and expenses of the Underwriters and BAI, including the fees and disbursements of counsel for the Underwriters and BAI and any stamp duties, similar taxes or duties or other taxes incurred by the Underwriters or BAI, in connection with the Directed Unit Program. The Company shall not, however, be required to pay for any of the Underwriters' expenses (other than those related to qualification under NASD regulation) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Underwriters pursuant to Section 10 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of the Underwriters, the Company shall reimburse the Underwriters for reasonable documented out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Units or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits from the sale by it of the Units.

         6.       CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

         The obligation of the Underwriters to purchase the Firm Units on the Closing Date and the Option Units, if any, on the Option Closing Date are subject to the accuracy, as of the Applicable Time, the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus shall have been filed as required by Rules 424, 430A, 430C or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representative and complied with to its reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been instituted or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Units.

                  (b) The Representative shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Reitler Brown & Rosenblatt LLC, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Representative (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

                           (i) The Company has been duly incorporated and is validly existing as a corporation in corporate good standing under the laws of the State of Delaware, and has the corporate power and authority to own or lease, as the case may be, its property and to conduct the business as described in the Prospectus, and to execute, deliver and perform this Agreement, the Trust Agreement and the Warrant Agreement. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the conduct of its business requires such qualifications.

                           (ii)     This  Agreement,  the Trust  Agreement,  the
         Registration Rights Agreement, the Warrant Purchase Agreement, the Subscription Agreements and the Warrant Agreement have been duly authorized, executed and delivered by the Company.

                           (iii) The authorized capital stock of the Company consists of 250,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock, par value $.001 per share ("Preferred Stock"). Immediately prior to the closing under this Agreement, there are 3,125,000 shares of Common Stock outstanding of record and no shares of Preferred Stock issued and outstanding. All of such outstanding shares of Common Stock are duly authorized, have been validly issued and are fully paid and non-assessable.

                           (iv) Except as described in or contemplated by the Registration Statement and the Prospectus, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Registration Statement and the Prospectus, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Securities or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

                           (v) The Common Stock included in the Firm Units has been duly authorized and, when issued and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon exercise of the Warrants and the Private Placement Warrants have been duly authorized and, when issued and paid for pursuant to the Warrants or the Private Placement Warrants, as the case may be, will be validly issued, fully paid and nonassessable.

                           (vi) The Warrants and the Private Placement Warrants, when issued and paid for by the Underwriters pursuant to this Agreement or the Warrant Purchase Agreement as applicable, will constitute valid and binding agreements of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and will be enforceable against the Company in accordance with their terms. The form of certificate representing the Common Stock filed as an exhibit to the Registration Statement is in due and proper form, satisfying the applicable requirements of the DGCL, the Certificate of Incorporation, By-laws and the applicable rules of the American Stock Exchange.

                           (vii) The execution, delivery and performance of the Warrants and the Private Placement Warrants have been duly authorized by all necessary corporate action on the part of the Company. The Warrants and the Private Placement Warrants have been duly executed and delivered by the Company.

                           (viii)   Each   of   the   Warrant   Agreement,   the
         Registration Rights Agreement, the Warrant Purchase Agreement, the Subscription Agreements and the Trust Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms. The holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights to subscribe for the Securities.

                           (ix) No consent, approval, authorization or order of, or filing with, any governmental agency, public body or any court of the State of New York, the State of Delaware or of the United States of America is required under New York Law, the DGCL or Federal Law for the execution, delivery or performance of this Agreement, the Warrant Agreement, the Warrants, the Private Placement Warrants or the Trust Agreement by the Company, except (A) such as may be required under state securities laws or (B) for the filing of the Registration
         Statement with the Commission and the receipt of the order of the Commission declaring such Registration Statement effective (as noted in paragraph (xv) below, such counsel has been informed orally by the Commission that it has declared the Registration Statement effective).

                           (x) Upon delivery and payment of the Firm Units on the Closing Date, the Company will not be subject to Rule 419 under the Act and none of the Company's outstanding securities will be deemed to be a penny stock as defined in Rule 3a-51-1 under the Exchange Act.

                           (xi) To such counsel's knowledge, there is no action, suit or proceeding by or before any court or other governmental agency, authority or body or any arbitrator pending or overtly threatened against the Company or its properties by a third party of a character required to be disclosed in the Prospectus that is not disclosed in the Prospectus as required by the Act and the rules thereunder. To such counsel's knowledge, there is no indenture, contract, lease, mortgage, deed of trust, note agreement, loan or other agreement or instrument of a character required to be filed as an exhibit to the Registration Statement, which is not filed as required by the Act and the rules thereunder.

                           (xii) The execution, delivery and performance by the Company of this Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Purchase Agreement, the Subscription Agreements, the Warrants, the Private Placement Warrants or the Trust Agreement and compliance by the Company with the provisions thereof and the issuance and sale of the Securities pursuant to and in accordance with the provisions of this Agreement will not (i) result in a breach or default (or give rise to any right of termination, cancellation or acceleration) under any indenture, contract, lease, mortgage, deed of trust, note agreement, loan or other agreement to which the Company is a party or may be bound, and (ii) will not result in a breach or violation of any of the provisions of the Certificate of Incorporation or By-laws, the DCGL or any Federal Law or New York Law, or, to such counsel's knowledge, any judgment, order, writ, injunction or decree of any court or other tribunal located in the State of New York or the State of Delaware of which such counsel is are aware and that is applicable to the Company.

                           (xiii) The Registration Statement, as of its effective date, the Prospectus, as of its date, and the Statutory Prospectus (other than the financial statements, the notes thereto and the related schedules and other financial and statistical information included therein or omitted therefrom, as to which such counsel expresses no opinion) complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

                           (xiv) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                           (xv) Such counsel has been informed by the Commission that the Registration Statement was declared effective under the Securities Act as of 4:00 p.m. EST on February 28, 2007 (the "Time of Sale"). The Prospectus was filed with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act, on March 2, 2007. To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or is pending or threatened by the Commission.

                           (xvi) The statements in the Prospectus under the captions "Description of Securities," "Federal Income and Estate Tax Considerations" and "Certain Relationships and Related Transactions," insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate descriptions or summaries in all material respects.

                           (xvii) The Company is not, and will not become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the 1940 Act.

         In rendering such opinion Reitler Brown & Rosenblatt LLC may rely as to matters governed by the laws of states other than New York or Federal laws on local counsel in such jurisdictions, provided that in each case Reitler Brown & Rosenblatt LLC shall state that they believe that they and the Underwriters are justified in relying on such other counsel. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, at the time it became effective under the Act (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rules 430A and 430C under the Act) and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (except that such counsel need express no view as to financial statements and schedules and other financial data derived therefrom).

                  (c) The Representative shall have received from Bingham McCutchen LLP, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, such opinion or opinions, dated the Closing Date and addressed to the Underwriter, with respect to the issuance and sale of the Securities, the Registration Statement, the Statutory Prospectus and the Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Representative shall have received, on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Representative, of Eisner LLP confirming that they are an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable Rules and Regulations and the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and the Prospectus.

                  (e) The Representative shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chairman and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

                           (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been instituted or are, to his or her knowledge, contemplated or threatened by the Commission;

                           (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

                           (iii) All filings required to have been made pursuant to Rules 424, 430A or 430C under the Act have been made as and when required by such rules;

                           (iv) He or she has carefully examined the General Disclosure Package and, in his or her opinion, as of the Applicable Time, the statements contained in the General Disclosure Package did not contain any untrue statement of a material fact, and such General Disclosure Package did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (v) He or she has carefully examined the Registration Statement and, in his or her opinion, as of the effective date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment;

                           (vi) He or she has carefully examined the Prospectus and, in his or her opinion, as of its date and the Closing Date or the Option Closing Date, as the case may be, the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                           (vii) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company, whether or not arising in the ordinary course of business.

                  (f)      The   Company    shall   have    furnished   to   the
Representative such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representative may reasonably have requested.

                  (g) The Firm Units and Option Units, if any, have been duly listed, subject to notice of issuance, on the American Stock Exchange.

                  (h) The NASD has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representative and to Bingham McCutchen LLP, counsel for the Underwriters.

         If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company of such termination in writing, by telephone or facsimile at or prior to the Closing Date or the Option Closing Date, as the case may be.

         In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

         7.       CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

         The obligations of the Company to sell and deliver the portion of the Units required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

         8.       INDEMNIFICATION.

                  (a)      The Company agrees:

                           (1) to indemnify and hold harmless each Underwriter and BAI and each person, if any, who controls any Underwriter or BAI within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any prospectus wrapper material distributed in any jurisdiction in connection with the reservation and sale of Directed Units for the DSP Participants or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 12 herein; and

                           (2) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not the Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriter was not entitled to receive payments for legal and other expenses pursuant to this subparagraph, such Underwriter will promptly return all sums that had been advanced pursuant hereto.

                  (b) Each of the Underwriters agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each of the Underwriters will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 12 herein. This indemnity agreement will be in addition to any liability which each of the Underwriters may otherwise have.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a), (b) or (d) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b) or (d). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. Notwithstanding the foregoing, it is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Representative in the case of parties indemnified pursuant to Section 8(a) or 8(d) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent (x) includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) In connection with the offer and sale of the Directed Units, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, liabilities, claims, damages and expenses incurred by it as a result of the failure of the DSP Participants to pay for and accept delivery of Directed Units which, by 8:00 A.M. New York City time on the first business day after the date of this Agreement, were subject to a properly confirmed agreement to purchase. The Company agrees to indemnify and hold harmless BAI, its directors, officers, employees and agents, and each person, if any, who controls BAI within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which BAI, or any such director, officer, employee, agent or controlling person may become subject, which (i) is caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to DSP Participants in connection with the Directed Unit Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) is caused by the failure of any DSP Participant to pay for and accept delivery of Directed Units that such DSP Participant agreed to purchase;
(iii) arises out of or is based upon the violation of any applicable laws or regulations of foreign jurisdictions where Directed Units have been offered, or
(iv) is related to, arising out of, or in connection with the Directed Unit Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the willful misconduct, bad faith or gross negligence of BAI. The indemnity agreement set forth in this paragraph shall be in addition to any liabilities that the Company may otherwise have. Notwithstanding anything contained herein to the contrary, if indemnification may be sought pursuant to this Section 8(d), then in addition to such separate counsel as may be provided for the indemnified parties pursuant to this Section 8, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to one local counsel) for BAI, the directors, officers, employees and agents of BAI, and all persons, if any, who control BAI within the meaning of either the Securities Act or the Exchange Act for the defense of any losses, claims, damages or liabilities arising out the Directed Unit Program.

                  (e) To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (d) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this
Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

                  (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         9.       NOTICES.

         All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telecopied and confirmed as follows: if to the Underwriters, to Banc of America Securities LLC, 40 W. 57th Street, 30th Floor, New York, New York 10019; Attention: Syndicate Manager, with a copy to Banc of America Securities LLC, 40 W. 57th Street, 30th Floor, New York, New York 10019, Attention: General Counsel; if to the Company, to Churchill Ventures Ltd., 50 Revolutionary Road, Scarborough, NY 10510, with a copy to Reitler Brown & Rosenblatt LLC, 800 Third Avenue, New York, NY 10022,
Attention: Robert Steven Brown.

         10.      TERMINATION.

         This Agreement may be terminated by the Representative by notice to the Company (a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Units) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis if the effect of such outbreak, escalation, declaration, emergency, calamity or crisis on the financial markets of the United States would, in the Representative's judgment, make it impracticable or inadvisable to market the Units or to enforce contracts for the sale of the Units, (iii) any material change in economic or political conditions, if the effect of such change on the financial markets of the United States would, in the
Representative's judgment, make it impracticable or inadvisable to market the Units or to enforce contracts for the sale of the Units or (iv) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such

Exchange, (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in the Representative's opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (vi) the declaration of a banking moratorium by United States or New York State authorities, (vii) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act); (viii) the suspension of trading of the Company's common stock by the American Stock Exchange, the Commission, or any other governmental authority or, (ix) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in the Representative's reasonable opinion has a material adverse effect on the securities markets in the United States; or

                  (b)      as provided in Section 6 of this Agreement.

         11.      SUCCESSORS.

         This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Securities from the Underwriters shall be deemed a successor or assign merely because of such purchase.

         12.      INFORMATION PROVIDED BY UNDERWRITER.

         The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus consists of the information set forth in the third and tenth paragraphs under the caption "Underwriting" in the Prospectus.

         13.      DEFAULT BY UNDERWRITERS.

         If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Units which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representative of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Units which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representative, shall not have procured such other Underwriters, or any others, to purchase the Units agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of Units with respect to which such default shall occur does not exceed 10% of the Units to be purchased on the Closing Date or the Option Closing Date, as the case may be, the other
Underwriters shall be obligated, severally, in proportion to the respective numbers of Units which they are obligated to purchase hereunder, to purchase the Units which such defaulting Underwriter or Underwriters failed to purchase, or
(b) if the aggregate number of Units with respect to which such default shall occur exceeds 10% of the Units to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company or you as the Representative of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Sections 5 and 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 13, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representative, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 13 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         14.      MISCELLANEOUS.

         The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers, and (c) delivery of and payment for the Securities under this Agreement.

         The Company acknowledges and agrees that each Underwriter in providing investment banking services to the Company in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company does not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        CHURCHILL VENTURES LTD.



                                        By  /s/ Christopher Bogart
                                          --------------------------------------
                                            Name:  Christopher Bogart
                                            Title: Chief Executive Officer

The foregoing  Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

BANC OF AMERICA SECURITIES LLC,
     As Representative of the Several
     Underwriters listed on Schedule II

By:  Banc of America Securities LLC



By           /s/ Thomas M. Morrison
    --------------------------------------------
                 Authorized Officer
                 Thomas M. Morrison
                 Managing Director


By
    --------------------------------------------
                 Authorized Officer

                                   SCHEDULE I
                                   ----------

              PRICE AND OTHER TERMS OF THE OFFERING CONVEYED ORALLY

SALES TRADERS: YOU MUST READ THIS INFORMATION TO YOUR ACCOUNTS - DO NOT FORWARD THE EMAIL

PRICE:  $8.00

OFFERING SIZE:  12,500,000 shares

TRADE DATE:  February 28, 2007

SETTLEMENT DATE:  March 6, 2007

On February 28th, the company filed Amendment No. 6 to its S-1 registration statement. The principal changes reflecting in this filing are as follows:

     o Churchill will not engage in any business combination in which it acquires less than 50% of the outstanding voting securities of the target business.

     o If Churchill acquires less than 100% of any target business, the value of the interest acquired will have a fair market value equal to at least 80% of Churchill's net assets.

     o Churchill's board of directors shall prepare, or have prepared, a formal valuation and quantitative analysis for any business opportunity that will be presented to stockholders for approval.

     o Stockholders who vote against the business combination will be entitled to convert their shares into their pro rata share of the trust account, including the deferred underwriting discount.

                                   SCHEDULE II
                                   -----------



Banc of America Securities LLC      10,095,000

GunnAllen Financial Inc.            630,000

Legend Merchant Group, Inc.         600,000

Maxim Group LLC                     1,075,000

Pali Capital Inc.                   100,000

                                                                       EXHIBIT A


Churchill Ventures Ltd.
50 Revolutionary Road
Scarborough, New York  10510

Gentlemen:

Reference is made to the Final Prospectus of Churchill Ventures Ltd. (the "Company"), dated ___, 2007 (the "Prospectus"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

We have read the Prospectus and understand that Company has established the Trust Account, initially in an amount of $___ for the benefit of the Public Stockholders and that Company may disburse monies from the Trust Account only
(i) to the Public Stockholders in the event of the redemption of their shares or the liquidation of Company or (ii) to Company after it consummates an initial Business Combination.

For and in consideration of Company agreeing to evaluate the undersigned for purposes of consummating an initial Business Combination with it, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (the "Claim") and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Company and will not seek recourse against the Trust Account for any reason whatsoever.


                                        ----------------------------------------
                                        Print Name of Target Business


                                        ----------------------------------------
                                        Authorized Signature of Target Business

                                                                       EXHIBIT B


Churchill Ventures Ltd.
50 Revolutionary Road
Scarborough, New York  10510

Gentlemen:

Reference is made to the Final Prospectus of Churchill Ventures Ltd. (the "Company"), dated ___, 2007 (the "Prospectus"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

We have read the Prospectus and understand that Company has established the Trust Account, initially in an amount of $___ for the benefit of the Public Stockholders and that Company may disburse monies from the Trust Account only:
(i) to the Public Stockholders in the event of the redemption of their shares or the liquidation of Company; or (ii) to Company after it consummates an initial Business Combination.

For and in consideration of Company engaging the services of the undersigned, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (the "Claim") and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Company and will not seek recourse against the Trust Account for any reason whatsoever.


                                        ----------------------------------------
                                        Print Name of Vendor


                                        ----------------------------------------
                                        Authorized Signature of Vendor